UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	October 26, 2005

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14303	36-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Form of 2002 Stock Option Agreement
Form of 2003 Stock Option Agreement
Form of 2004 Stock Option Agreement
Form of 2005 Stock Option Agreement
Form of Nonqualified Stock Option Agreement

Item 1.01. Entry into a Material Definitive Agreement
On October 26, 2005, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of American Axle & Manufacturing Holdings, Inc. (“AAM”) approved amendments to the outstanding employee stock options that were granted under AAM’s 1999 Stock Incentive Plan in years 2002 through 2005, including stock options to purchase a total of 2,327,500 shares of AAM’s common stock that were granted to executive officers of AAM. Forms of the stock option agreements for the stock options granted in years 2002, 2003, 2004 and 2005, are included as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated by reference herein.
The Compensation Committee approved amendments to the vesting of the stock options granted in 2004 and 2005, including options to purchase a total of 987,500 shares of AAM’s common stock that were granted to executive officers, to provide that, effective December 31, 2005, the then unvested and outstanding stock options will vest and become exercisable in full to the extent that the exercise price of the stock options equals or exceeds the fair market value of AAM’s common stock on December 31, 2005. The amendment is intended to eliminate future compensation expense with respect to the stock options that AAM would otherwise recognize in its financial statements under Financial Accounting Standards Board Statement No. 123 (revised 2004), “Share-Based Payment”. The expense will be reflected in pro forma disclosure in the notes to AAM’s financial statements for the period ending December 31, 2005.
The Compensation Committee also approved amendments to the termination provisions of the stock options granted in 2002 and 2003, including stock options to purchase a total of 1,340,000 shares of AAM’s common stock that were granted to executive officers, and to the stock options granted in 2004 and 2005. As amended, the stock options will be fully vested upon the death or disability of the employee, the employee’s retirement from AAM, the employee’s termination as a result of a reorganization of AAM, or in the event of a change in control of AAM, and will remain exercisable until the fifth anniversary of the date of termination, but not beyond the tenth anniversary of the date of grant.
In addition, on October 26, 2005, the Compensation Committee approved a new form of award agreement for stock options granted under the Plan. The form of agreement is included as Exhibit 10.5 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of 2002 Stock Option Agreement

10.2	Form of 2003 Stock Option Agreement

10.3	Form of 2004 Stock Option Agreement

10.4	Form of 2005 Stock Option Agreement

10.5	Form of Nonqualified Stock Option Agreement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Date: October 31, 2005	By:	/s/ Patrick S. Lancaster
Vice President, Chief Administrative Officer & Secretary

Exhibit Index

Exhibit No.	Description
10.1	Form of 2002 Stock Option Agreement

10.2	Form of 2003 Stock Option Agreement

10.3	Form of 2004 Stock Option Agreement

10.4	Form of 2005 Stock Option Agreement

10.5	Form of Nonqualified Stock Option Agreement